                                   FOURTH AMENDMENT
                                        TO THE
                        AMENDED AND RESTATED CREDIT AGREEMENT

         FOURTH AMENDMENT dated as of January 13, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996 and the Third Amendment thereto dated as of September 11, 1996, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                                W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the EBITDA and interest coverage covenants in the Credit Agreement for the respective fiscal quarters of the Borrower ending January 1997 and March 1997 be amended; and

         WHEREAS, subject to and upon the terms and conditions hereinafter set forth and in the Credit Agreement as amended hereby, the Banks party hereto are agreeable to the foregoing;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. AMENDMENTS. The Credit Agreement is hereby amended effective as of January 3, 1997 as follows:

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         (a)  Section 8.9 of the Credit Agreement is amended by (i) replacing the amount "135,000,000" set forth opposite "January 1997" in the table contained in such Section with the amount "130,000,000"; and (ii) replacing the amount "140,000,000" set forth opposite "March 1997" in the table contained in such Section with the amount "130,000,000".


         (b) Section 8.11 of the Credit Agreement is amended by (i) replacing the month "January 1997" in the first row of the table contained in such Section with the month "October 1996"; (ii) replacing the month "March 1997" in the second row of the table contained in such Section with the month "July 1997"; and (iii) inserting the following as a new second row of the table contained in such Section:

    "Fiscal Quarter ending in
      January 1997 and Fiscal
      Quarter ending in March 1997          1.22:1".

2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and each Bank that:

         (a) after giving effect this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof; and

         (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof after giving effect to the amendments contemplated hereby, except to the extent such representations and warranties expressly relate to a different specific date.

3. EFFECTIVENESS. This Amendment shall become effective as of the date specified in Section 1 hereof when:

         (a) the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks" or the "Required Class Creditors", as the case may be; and

         (b) the Borrower shall have paid to the Agent for the account of the applicable Lenders the fee described in Section 4 hereof.

4. AMENDMENT FEE. The Borrower shall pay to the Agent, in immediately available funds, for the account of each Bank that executes and delivers a signature page to this Amendment on or prior to January 13, 1997, an amendment fee equal to 12.5 basis points on the sum of (a) such Bank's Revolving Loan Commitment, and (b) the aggregate outstanding principal amount of Term Loans held by such Bank.

5. STATUS OF CREDIT DOCUMENTS. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

         (a) No amendment made to the Credit Agreement pursuant to this Amendment shall relieve the Borrower from complying with any other term or provision of the Credit Agreement as amended hereby.

6. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Fourth Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                             THE GRAND UNION COMPANY


                             By: /s/ Francis E. Nicastro
                                 -----------------------
                                Name:  Francis E. Nicastro
                                Title: Vice President and
                                       Treasurer


                             BANKERS TRUST COMPANY,
                               Individually and as Agent


                             By: /s/ Mary Kay Coyle
                                 ------------------
                                Name:  Mary Kay Coyle
                                Title: Managing Director


                             BANKAMERICA BUSINESS CREDIT, INC.


                             By: /s/ Richard Levenson
                                 --------------------
                                Name:  Richard Levenson
                                Title: VP


                             BANK POLSKA KASA OPIEKI, SA


                             By: /s/ William A. Shea
                                 -------------------
                                Name: William A. Shea
                                Title:  Vice President
                                        Senior Lending Officer

                             COMPAGNIE FINANCIERE DE CIC ET
                              DE L'UNION EUROPEENNE


                             By: /s/ Sean Mounier
                                 ----------------
                                Name: Sean Mounier
                                Title: First Vice President


                             By: /s/ Brian O'Leary
                                 -----------------
                                Name: Brian O'Leary
                                Title: Vice President


                             THE FIRST NATIONAL BANK OF BOSTON


                             By: /s/ Timothy M. Barns
                                ---------------------
                                Name: Timothy M. Barns
                                Title: Division Executive


                             FLEET CAPITAL CORPORATION

                             By: /s/ Eric Rubin
                                 --------------
                                Name: Eric Rubin
                                Title: Vice President


                             HELLER FINANCIAL, INC.


                             By: /s/ Salvatore Salzilla
                                 ----------------------
                                Name: Salvatore Salzilla
                                Title: AVP

                             LEHMAN COMMERCIAL PAPER INC.


                             By: /s/ Michele Swansen
                                 -------------------
                                Name: Michele Swansen
                                Title: Authorized Signatory


                             SWISS BANKING CORPORATION,
                               LONDON BRANCH


                             By: /s/ J. Cullinane
                                 ----------------
                                Name: J. Cullinane
                                Title: Director
                                       Attorney-in-fact

                             By: /s/ James Duplessie
                                 -------------------
                                Name: James Duplessie
                                Title: Executive Director
                                       Distressed Debt
                                       Attorney-in-fact
                             PROTECTIVE LIFE INSURANCE CO.


                             By: /s/ James Dondero
                                 -----------------
                                Name: James Dondero
                                Title: Authorized Signatory


                             QUANTUM PARTNERS LDC


                             By: /s/ Mark Sonnino
                                 ----------------
                                Name: Mark Sonnino
                                Title: Attorney-in-fact


                             SENIOR DEBT PORTFOLIO

                             By:  Boston Management and Research,
                                    as Investment Advisor


                             By: /s/ James L. O'Connor
                                 ---------------------
                                Name: James L. O'Connor
                                Title: Treasurer

                             TRANSAMERICA BUSINESS CREDIT
                               CORPORATION


                             By: /s/ Perry Vavoules
                                 ------------------
                                Name: Perry Vavoules
                                Title: Senior Vice President

                             VAN KAMPEN AMERICAN CAPITAL PRIME
                               RATE INCOME TRUST


                             By: /s/ Kathleen A. Zarn
                                 --------------------
                                Name: Kathleen A. Zarn
                                Title: Vice President



         The foregoing Fourth Amendment to the Amended and Restated Credit Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                        MERCHANDISING SERVICES, INC.
                        GRAND UNION STORES, INC. OF VERMONT
                        GRAND UNION STORES OF NEW  HAMPSHIRE, INC.
                        SPECIALTY MERCHANDISING SERVICES, INC.

                        By: /s/ Francis E. Nicastro
                            -----------------------
                           Name:  Francis E. Nicastro
                           Title: Vice President and Treasurer
                                  of each of the above listed
                                  entities